UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Merrill Lynch Repurchase Agreement

On November 30, 2005, Merrill Lynch Mortgage Capital Inc. (“Merrill Lynch”), HomeBanc Mortgage Corporation (“HomeBanc Mortgage”) and HomeBanc Corp. (“HomeBanc”) entered into Amendment No. 7 (the “Amendment”) to their existing $150 million uncommitted master repurchase agreement dated as of February 27, 2002 (as amended, the “Merrill Lynch Repurchase Agreement”). The Amendment modified certain of the financial covenants contained in the Merrill Lynch Repurchase Agreement and the related definitions. HomeBanc Mortgage is a subsidiary of HomeBanc. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

HBMT 2005-5 Securitization

On November 30, 2005, HomeBanc Mortgage Trust 2005-5 (the “Trust”) completed a public offering (the “Offering”) of approximately $962.2 million aggregate principal amount of sequential-pay asset-backed notes (the “Offered Notes”). The Offered Notes were sold by Bear Stearns & Co. Inc. and JPMorgan Securities Inc., as underwriters. HomeBanc retained approximately $33.5 million aggregate principal amount of Class M-4, M-5, B-1 and B-2 Notes that were not offered to the public and a certificate (the “Certificate”) representing the right to receive any residual distributions in the Trust. The Offered Notes and the notes retained by HomeBanc are referred to collectively as the “Notes”.

The Notes are backed by an approximately $1.001 billion pool of adjustable rate, residential first and second mortgage loans (the “Mortgage Loans”) originated by HomeBanc Mortgage. The Trust will be classified as a taxable mortgage pool for federal income tax purposes, and, as a result, a portion of the residual income that is derived from HomeBanc’s interest in the Trust will be treated as excess inclusion income. A more detailed description of the Notes is set forth in Item 2.03 of this Current Report.

In connection with the Offering, HomeBanc, the Trust, and/or HMB Acceptance Corp. (“HMB Acceptance”) entered into, among other things, a Mortgage Loan Purchase Agreement; a Trust Agreement; a Transfer and Servicing Agreement; and an Indenture (collectively, and as more fully described in Item 9.01 of this Current Report, the “Agreements”), each dated as of November 1, 2005, copies of which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated into this Item 1.01 by this reference. HomeBanc Mortgage and HMB Acceptance are wholly owned subsidiaries of HomeBanc.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 of this Current Report, on November 30, 2005, the Trust issued approximately $995.7 million of Notes, including approximately $962.2 million of Offered Notes. Copies of the Agreements described in Item 1.01 of this Current Report are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated into this Item 2.03 by this reference.

The approximate amount of each class of Notes issued, together with the interest rate and credit ratings for each class granted by S&P and Moody’s, respectively, are set forth below:

Class	Approximate Principal Amount	Interest Rate Formula (all 1-Month LIBOR)	Ratings by S&P / Moody’s
A-1	$833,094,000	LIBOR plus 0.26%	AAA /Aaa
A-2	$100,071,000	LIBOR plus 0.34%	AAA /Aaa
M-1	$13,009,400	LIBOR plus 0.49%	AA+ /Aa1
M-2	$9,506,800	LIBOR plus 0.52%	AA /Aa2
M-3	$6,504,700	LIBOR plus 0.54%	AA- / Aa3
M-4*	$11,007,900	LIBOR plus 0.75%	A / A2
M-5*	$13,509,700	LIBOR plus 2.10%	BBB / nr
B-1*	$5,003,600	LIBOR plus 2.10%	BBB- / nr
B-2*	$4,002,900	LIBOR plus 2.10%	BB / nr

*	Classes M-4, M-5, B-1 and B-2 were issued but not offered.

The Notes are secured by the assets of the Trust, which consist of the Mortgage Loans and the rights of the Trust under the interest rate swap agreements described below. The Mortgage Loans will be serviced by HomeBanc. HomeBanc retained approximately $33.5 million of Class M-4, M-5, B-1 and B-2 Notes, and the Certificate representing the right to receive any residual distributions in the Trust.

Payments of principal and interest on the Notes will be made from payments received from the Mortgage Loans held as assets of the Trust. The rate of principal payments on each class of Notes, the aggregate amount of distributions on each class of Notes and the yield to maturity of each class of Notes will be related to the rate and timing of payments of principal and interest on the underlying Mortgage Loans. The final scheduled payment date for each class of Notes is the payment date in January 2036.

At its option, the holder of the ownership certificate in the Trust may purchase all of the Mortgage Loans on any payment date following the month in which the total principal balance of the Mortgage Loans declines to less than 20% of their initial total principal balance. If the Mortgage Loans are purchased, holders of Notes will be paid accrued interest and principal in an amount not to exceed the purchase price. If the option to purchase the Mortgage Loans is not exercised on the earliest possible payment date as described above, then, beginning with the next succeeding payment date and thereafter, the interest rates of the Notes will be increased, all as more fully described in the Agreements.

In connection with the offering of the Notes, the Trust entered into three interest rate swap agreements, each dated November 30, 2005, between the Trust and JPMorgan Chase Bank, National Association, to partially mitigate certain interest rate risk.

The Notes do not represent a direct financial obligation of the Company but will be treated as debt of the Company for federal income tax purposes.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 7 to Master Repurchase Agreement, dated as of November 30, 2005, among Merrill Lynch Mortgage Capital Inc., HomeBanc Mortgage Corporation and HomeBanc Corp.

10.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2005, by and between HMB Acceptance Corp. and HomeBanc Corp.

10.3	Trust Agreement, dated as of November 1, 2005, by and among HMB Acceptance Corp., Wilmington Trust Company and U.S. Bank National Association.

10.4	Transfer and Servicing Agreement, dated as of November 1, 2005, by and among HomeBanc Mortgage Trust 2005-5, HMB Acceptance Corp., U.S. Bank National Association, Wells Fargo Bank, National Association and HomeBanc Corp.

10.5	Indenture, dated as of November 1, 2005, by and among HomeBanc Mortgage Trust 2005-5 and U.S. Bank National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: December 6, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 7 to Master Repurchase Agreement, dated as of November 30, 2005, among Merrill Lynch Mortgage Capital Inc., HomeBanc Mortgage Corporation and HomeBanc Corp.

10.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2005, by and between HMB Acceptance Corp. and HomeBanc Corp.

10.3	Trust Agreement, dated as of November 1, 2005, by and among HMB Acceptance Corp., Wilmington Trust Company and U.S. Bank National Association.

10.4	Transfer and Servicing Agreement, dated as of November 1, 2005, by and among HomeBanc Mortgage Trust 2005-5, HMB Acceptance Corp., U.S. Bank National Association, Wells Fargo Bank, National Association and HomeBanc Corp.

10.5	Indenture, dated as of November 1, 2005, by and among HomeBanc Mortgage Trust 2005-5 and U.S. Bank National Association.